Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2026
Prospectus

Financials Portfolio has changed its classification from a non-diversified to a diversified fund. All references to the Financials Portfolio's non-diversification status are removed.
The following information replaces similar information found in the "Investment Details" section under the "Principal Investment Strategies" heading.
With the exception of the Financials Portfolio, in addition to concentrating on particular industries, each fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. Those funds are classified as non-diversified.
The following information replaces similar information found in the "Investment Details" section under the "Principal Investment Strategies" heading.
Each fund has a policy of investing primarily in companies engaged in specified activities. For Financials Portfolio, this policy cannot be changed without a vote of the fund's shareholders. For each other fund, this policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund. Each fund also has a policy of normally investing at least 80% of its assets in securities of companies principally engaged in specified activities. For each fund, this policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.
The following information supplements information found in the "Investment Details" section under the "Fundamental Investment Policies" heading.
Financials Portfolio invests primarily in companies providing financial services to consumers and industry.
SELFIN-PSTK-0526-140 1.916419.140	May 27, 2026
Supplement to the
Fidelity® Select Portfolios®
April 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Investment Policies and Limitations" section.
Diversification
For Financials Portfolio:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer
The following information supplements information found in the "Investment Policies and Limitations" section.
Financials Portfolio invests primarily in companies providing financial services to consumers and industry.

SEL-SSTK-0526-232-1.475630.232	May 27, 2026